EXHIBIT 99.1

           [INDEPENDENCE COMMUNITY BANK CORP. LOGO]

                                                      P R E S S  R E L E A S E
______________________________________________________________________________
                                195 Montague Street * Brooklyn, New York 11201


          Independence Community Bank Corp. Presents at
       Lehman Brothers 2003 Financial Services Conference;
              Confirms Consensus Earnings Estimate



BROOKLYN, N.Y., September 10, 2003 -- Independence Community Bank

Corp. (Nasdaq: ICBC), announced today that its Chief Executive

Officer, Alan H. Fishman, was a featured speaker at Lehman

Brothers 2003 Financial Services Conference on Tuesday, September

9, 2003.  The PowerPoint presentation used at the conference is available at the Company's web site at http://investor.myindependence.com.
                                       __________________________________


The Company's presentation included among other things, a

discussion of its operations, including its commercial real

estate, business and consumer banking divisions, corporate objectives,

2003 financial performance through June 30, 2003 and the current

business environment.   Mr. Fishman discussed in particular the

Company's continued expansion of its multi-family lending operations,

including its unique arrangement with Fannie Mae, and its expanding commercial lending and deposit capabilities.  Mr. Fishman commented that the Company's level of multifamily originations and mortgage warehouse lines outstanding has increased substantially during the first six months of 2003.



Mr. Fishman also stated that management is comfortable with the consensus analyst earnings estimate of $2.54 per diluted share for the fiscal year ended December 31, 2003.  As this is an

estimate, it may be affected by factors that are not currently known to the Company or are outside its control.  Furthermore, the forecast is subject to the disclaimers regarding forward-looking statements set forth at the end of this news release.


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Independence Community Bank Corp. is the holding company for

Independence Community Bank. The Bank, originally chartered in

1850, currently operates 78 full service branches located in the greater New York City metropolitan area, which includes the five boroughs of New York City, Nassau, Suffolk and Westchester

Counties and northern New Jersey. The Bank has three key business divisions: Commercial Real Estate Lending, Consumer Banking and

Business Banking. The Bank maintains its community orientation by offering the urban communities it serves a wide range of

financial products and by emphasizing customer service, superior value and convenience. The Bank's web address is

www.myindependence.com.
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     Statements contained in this news release which are not

historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are subject to risks and

uncertainties which could cause actual results to differ

materially from those currently anticipated due to a number of factors.  Factors which could result in material variations

include, but are not limited to, changes in interest rates which could affect net interest margins and net interest income;

competitive factors which could affect net interest income and non-interest income, general economic conditions which could affect the volume of loan originations, deposit flows, real

estate values, the levels of non-interest income and the amount of loan losses as well as other factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.  The Company undertakes no obligation to

update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made.

                              # # #


     Contact: Kathleen Hanrahan         Frank W. Baier

              First Vice President      Chief Financial Officer

              (718) 722-5400            (718) 923-3506


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